Merger Transaction Overview July 2022 Exhibit 99.2

Important Disclosures ADDITIONAL INFORMATION ABOUT THE MERGERS In connection with the proposed merger, CCI will prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of CMOF and will constitute a prospectus of CCI. The proxy statement/prospectus will be mailed to CMOF’s stockholders and will contain important information about the merger and related matters. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to the stockholders of CMOF. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY CMOF AND CCI WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CMOF, CCI AND THE PROPOSED MERGER. Investors and stockholders of CMOF and CCI may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by CMOF and CCI with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. NO OFFER OR SOLICITATION This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. FORWARD LOOKING STATEMENTS This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; no assurance can be given that these expectations will be attained. Factors that could cause actual results to differ materially from these expectations include, but are not limited to, the risk that the proposed merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the approval of CMOF stockholders or the failure to satisfy the other conditions to completion of the merger; risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of CCI and CMOF; and other factors, including those set forth in the Risk Factors section of CCI’s Annual Report on Form 10-K and CMOF’s offering circular for its offering qualified pursuant to Regulation A, as amended and supplemented to date and as filed with the SEC, copies of which are available on the SEC’s website, www.sec.gov. CCI and CMOF undertake no obligation to update these statements for revisions or changes after the date of this communication, except as required by law.

Merger Overview and Estimated Timeline 1)CCI most recently published an NAV for its Class A shares of $20.6297, as of 5/31/2022. CCI’s board of directors has adopted valuation guidelines pursuant to which CCI determines a monthly estimated net asset value (“NAV”) per share. The most significant component of the NAV consists of estimated fair values of real property assets. As with any real property valuation, the estimated fair values of real properties are based on a number of judgments, assumptions or opinions about future events that may or may not prove to be correct. NAV does not currently represent CCI’s enterprise value and may not accurately reflect the actual prices at which CCI’s assets could be liquidated on any given day, the value a third party would pay for all or substantially all of CCI’s shares, or the price that CCI’s shares would trade at on a national stock exchange. See exhibit 99.3 filed on the Current Report on Form 8-K of CCI dated July 13, 2022 and disclosing the merger for information about the most recently computed NAV and the valuation procedures followed by CCI in connection with its determination of NAV, including the risks associated with the determination of NAV. 2)Data as of 5/31/2022. CCI expects to acquire CMOF in a stock-for-stock transaction Each share of CMOF will be converted into the right to receive 0.8669 shares of Class A common stock of CCI1 The combined company will be a $2.5 Billion multifamily REIT comprised of 36 assets across 12 states2 July 8, 2022 Mid-July 2022 Aug-Sept 2022 End of Q3/ Early Q4 2022 Merger Agreement Signed SEC Filings Shareholder Voting Process Estimated Closing of Merger

Greater Scale & Diversification $2.5B Gross Asset Value multifamily REIT with assets in 12 states post-merger Cost synergies of consolidating two REITs (i.e., audit, tax, legal) Investment-type diversification across the life-cycle spectrum (i.e., stabilized, development, preferred equity and debt) Redemption at 100% of NAV available after a 6-year holding period (72nd month) from date of original investment in CMOF Additional options for monthly redemption are available at a discount to NAV Cash Flows & Distributions1 After the merger closes, CMOF shareholders will begin receiving CCI’s then current annualized distribution, paid monthly1 To illustrate, the current annualized rate of $0.73 per share1 as of 6/30/22 equates to a 6.33% yield on an original CMOF investment of $10 per share Potential Shareholder Benefits & Other Considerations 1)Distributions are not guaranteed and are subject to market factors and company performance on a go-forward basis. For the three months ended March 31, 2022, and the year ended December 31, 2021, CCI paid aggregate distributions to common stockholders and limited partnership unitholders of $10.1 million and $20.2 million, including $9.6 million and $20.1 million of distributions paid in cash and $0.5 million and $0.1 million of distributions reinvested through our distribution reinvestment plan, respectively. CCI funded its total distributions paid during the three months ended March 31, 2022, which includes net cash distributions and distribution reinvestment by stockholders, with $10.1 million in offering proceeds from its ongoing public offering. CCI funded its total distributions paid for the year ended December 31, 2021, which includes net cash distributions and distributions reinvested by stockholders, with $11.0 million prior period cash provided by operating activities, $5.0 million from additional borrowings, and $4.0 million of offering proceeds from its ongoing public offering. Greater Access to Liquidity Other General Considerations: Favorable Fee Structure (in-line with other NAV REITs): Asset Management Fee of 0.75% on Gross Asset Value, capped at 1.5% on Net Asset Value Advisor Performance Participation of 12.5% over a 5% Hurdle Rate Alignment of Ownership Key executives of Cottonwood to own 10%+ of the merged company equity through ownership interests in the operating partnership Institutional-Quality Property Management Internal control over operational effectiveness & efficiency Seasoned Cottonwood operations team with 200+ cumulative years of multifamily-specific experience Service provided at cost, with profit potential in growth of 3rd party property management

Geographic and Investment Diversification (data provided as of 5/31/22 unless otherwise noted) Combined Portfolio Diversification The information provided is subject to change by the time the merger closes. Assumes that Sugarmont, which is currently 84% occupied and 92% leased, is stabilized prior to the close of the merger. Data based on trailing 12-month net operating income (“NOI”) and adjusted to assume stabilization on Park Avenue and Broadway Apartments (CMOF’s primary holdings) and pro forma for the sale of 3800 Main (Houston) and purchase of Cottonwood Lighthouse Point (South Florida) which both occurred in June 2022.

Details of Combined Portfolio Post-Merger (data provided as of 5/31/22 unless otherwise noted) The information provided is subject to change by the time the merger is complete. Includes secured property debt, subordinated notes and preferred equity outstanding. The asset/investment count does not change because CCI already owns a percentage of each of CMOF’s three assets. Reflects operating properties only (excludes structured investments and developments). 2

Transaction Committee Summary The merger announcement follows a transaction process negotiated by two separate transaction committees The committees of each of the REITs were composed exclusively of directors independent of management and supported by separate legal counsel and independent financial advisors The boards of directors of both REITs have unanimously approved this transaction upon the recommendation of their respective committees Financial Advisors Scalar for Cottonwood Communities, Inc. CBRE for Cottonwood Multifamily Opportunity Fund, Inc. Legal Advisors DLA Piper for Cottonwood Communities, Inc. Snell and Wilmer for Cottonwood Multifamily Opportunity Fund, Inc. Special Committees Conflicts Committee 3 Independent Board Members for Cottonwood Communities, Inc. Special Committee 1 Independent Board Member for Cottonwood Multifamily Opportunity Fund, Inc.

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